EXHIBIT 99
                        PEOPLES TELEPHONE COMPANY, INC.
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma financial statements give effect to the sale by Peoples Telephone Company, Inc. of the operating assets of its inmate phone division for $10,625,000 in cash. The unaudited pro forma balance sheet reflects the disposition of these assets as of September 30, 1997. The unaudited pro forma statements of income reflect the results of operations of Peoples
Telephone Company, Inc. after giving effect to the operations which were generated by the assets sold for the nine months ended September 30, 1997 and the years ended December 31, 1996, 1995, and 1994 as if the disposition had occurred on January 1, 1997, 1996, 1995, and 1994, respectively.

                                             PEOPLES TELEPHONE COMPANY, INC.
                                           CONSOLIDATED PRO FORMA BALANCE SHEET
                                                    September 30, 1997
                                                        (UNAUDITED)
                                                       (in thousands)


                                                                   (a)
                                                                  Inmate
                                            Peoples Telephone    Division      Pro Forma
                                              Company, Inc.    Assets Sold    Adjustments   Pro Forma
                                             ----------------  -----------    -----------   ----------
                      Assets
Current assets:
    Cash and cash equivalents ...........     $        7,330   $     --       $   10,625 (c) $ 17,955
    Accounts and notes receivable, net...             15,735         --             --         15,735
    Inventory............................              2,340         --             --          2,340
    Prepaid expenses and other current
     assets..............................              2,832         307  (b)       --          2,525
                                             ----------------  -----------    -----------   ----------
       Total current assets..............             28,237         307          10,625       38,555

    Property and equipment, net..........             55,353       4,505  (b)       --         50,848
    Intangible assets, net...............             31,412       1,162  (b)       --         30,250
    Other assets, net....................              8,998         108  (b)       --          8,890
                                             ----------------  -----------    -----------   ----------

       Total assets......................    $       124,000   $   6,082      $   10,625    $ 128,543
                                             ================  ===========    ===========   ==========

       Liabilities and Shareholders' Equity

Current liabilities:
    Notes payable and current
     maturities of long term debt........     $         599    $    --        $     --       $    599
    Other current liabilities............            24,232         --               500  (d)  24,732
                                             ----------------  -----------    -----------   ----------
        Total current liabilities........            24,831         --               500       25,331

    Notes payable and long term debt.....           100,180         --              --        100,180
    Other long term liabilities..........               196         --              --            196
                                             ----------------  -----------    -----------   ----------

        Total liabilities................           125,207         --               500      125,707
                                             ----------------  -----------    -----------   ----------

    Convertible preferred stock..........            15,982         --               --        15,982

    Common stock.........................               162         --               --           162
    Capital in excess of par value.......            59,551         --               --        59,551
    Accumulated deficit..................           (75,197)        --             4,043  (e) (71,154)
    Unrealized loss on investment........            (1,705)        --               --        (1,705)
                                             ----------------  -----------    -----------   ----------

       Total shareholders' deficit.......           (17,189)        --             4,043      (13,146)
                                             ----------------  -----------    -----------   ----------
       Total liabilities and shareholders'
         equity..........................    $      124,000    $    --        $    4,543    $ 128,543
                                             ================  ============   ===========   ==========


                                            PEOPLES TELEPHONE COMPANY, INC.
                                     PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                                          Nine Months Ended September 30, 1997
                                                      (UNAUDITED)
                                         (in thousands, except per share data)

                                                                  Inmate
                                            Peoples Telephone    Division      Pro Forma
                                              Company, Inc.    Assets Sold    Adjustments   Pro Forma
                                             ----------------  -----------    -----------   ----------
Revenues:
    Coin calls ...........................   $        57,029   $    --        $     --      $  57,029
    Non-coin calls .......................            39,595      10,026            --         29,569
    Service and other ....................              --          --              --           --
    Gain on sale of assets ...............              --          --              --           --
                                             ----------------  -----------    -----------   ----------
      Total revenues......................            96,624      10,026            --         86,598
                                             ----------------  -----------    -----------   ----------

Costs and expenses:
    Telephone charges.....................            26,882       4,658            --         22,224
    Commissions...........................            25,550       3,429            --         22,121
    Field service  and collection.........            15,414         795            --         14,619
    Depreciation and amortization.........            18,705       2,721            --         15,984
    Selling, general, and administrative..             9,896         443            --          9,453
    Loss from impairment of inmate assets.              --          --              --           --
    Provision for dial-around compensation
     adjustment...........................             2,116        --              --          2,116
    Other (income) expense................              --          --              --           --
                                             ----------------  -----------    -----------   ----------

       Total costs and expenses...........            98,563      12,046            --         86,517
                                             ----------------  -----------    -----------   ----------
Operating income (loss)...................            (1,939)     (2,020)           --             81
                                             ----------------  -----------    -----------   ----------

Other (income) and expenses:
    Interest expense, net.................             9,820        --              --          9,820
    (Gain) loss on disposal/operations of
      prepaid calling card and international
      telephone centers...................              --          --              --           --
                                             ----------------  -----------    -----------   ----------

     Total other (income) and expenses, net           9,820         --              --          9,820
                                             ----------------  -----------    -----------   ----------

Income (loss)from continuing operations
 before income taxes......................          (11,759)     (2,020)            --         (9,739)

Benefit from (provision for) income
 taxes....................................             --           --              --           --
                                             ----------------  -----------    -----------   ----------

Net income (loss) from continuing operations
 before extraordinary item................   $      (11,759)   $ (2,020)            --      $  (9,739)
                                             ================  ===========    ============  ==========

Primary and fully diluted earnings per share
   Loss from continuing operations........   $        (0.77)                                $   (0.65)
                                             ================                               ==========

Weighted average of common and common
 equivalent shares outstanding............           16,195                                    16,195
                                             ================                               ==========




                                           PEOPLES TELEPHONE COMPANY, INC.
                                    PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                                        For The Year Ended December 31, 1996
                                                     (UNAUDITED)
                                        (in thousands, except per share data)


                                                                  Inmate
                                            Peoples Telephone    Division      Pro Forma
                                              Company, Inc.    Assets Sold    Adjustments   Pro Forma
                                             ----------------  -----------    -----------   ----------
Revenues:
    Coin calls ...........................   $       77,389    $     --       $     --       $  77,389
    Non-coin calls .......................           47,568         17,951          --          29,617
    Service and other ....................             --            --             --           --
    Gain on sale of assets ...............             --            --             --           --
                                             ----------------  -----------    -----------    ----------
      Total revenues .....................          124,957         17,951          --         107,006
                                             ----------------  -----------    -----------    ----------
Costs and expenses:
    Telephone charges ....................           39,091          8,983           --        30,108
    Commissions ..........................           33,942          5,692           --        28,250
    Field service and collection ..,......           20,204          1,074           --        19,130
    Depreciation and amortization ........           23,965          3,499           --        20,466
    Selling, general, and administrative .           12,367            427           --        11,940
    Loss from impairment of inmate assets.             --             --             --          --
    Provision for dial-around compensation
     adjustment ..........................             --             --             --          --
    Other (income) expense ...............             (950)          --             --          (950)
                                             ----------------  -----------    -----------    ----------

       Total costs and expenses ..........          128,619         19,675           --       108,944
                                             ----------------  -----------    -----------    ----------
Operating income (loss) ..................           (3,662)        (1,724)          --        (1,938)
                                             ----------------  -----------    -----------    ----------

Other (income) and expenses:
    Interest expense, net ................           12,875           --             --        12,875
    (Gain) loss on disposal/operations of
      prepaid calling card and inter-
      national telephone centers .........             (545)          --             --          (545)
                                             ----------------  -----------    -----------    ----------

     Total other (income) and expenses, net          12,330           --             --        12,330
                                             ----------------  -----------    -----------    ----------

Income (loss) from continuing operations
  before income taxes ....................          (15,992)        (1,724)          --       (14,268)

Benefit from (provision for) income
  taxes ..................................             --             --             --          --
                                             ----------------  -----------    -----------    ----------

Net income (loss) from continuing operations
  before extraordinary item ..............   $      (15,992)   $    (1,724)          --      $(14,268)
                                             ===============   ============   ===========    ==========

Primary and fully diluted earnings per share
     Loss from continuing operations .....   $        (1.05)                                 $  (0.95)
                                             ===============                                 ==========

Weighted average of common and common
 equivalent shares outstanding ...........           16,188                                    16,188
                                             ===============                                 ==========

                                           PEOPLES TELEPHONE COMPANY, INC.
                                    PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                                         For The Year Ended December 31, 1995
                                                      (UNAUDITED)
                                         (in thousands, except per share data)

                                                                  Inmate
                                            Peoples Telephone    Division      Pro Forma
                                              Company, Inc.    Assets Sold    Adjustments   Pro Forma
                                             ----------------  -----------    -----------   ----------
Revenues:
    Coin calls ...........................   $        78,353   $     --        $     --      $  78,353
    Non-coin calls .......................            59,916       26,029            --         33,887
    Service and other ....................               122         --              --            122
    Gain on sale of assets ...............              --           --              --           --
                                             ----------------  -----------    -----------   ----------
      Total revenues                                 138,391       26,029            --        112,362
                                             ----------------  -----------    -----------   ----------
Costs and expenses:
    Telephone charges ....................            48,716       13,134            --         35,582
    Commissions ..........................            34,740        7,141            --         27,599
    Field service and collection .........            23,382        2,248            --         21,134
    Depreciation and amortization ........            22,061        2,881            --         19,180
    Selling, general, and administrative..            11,859          699            --         11,160
    Loss from impairment of inmate assets.             4,740        4,740            --           --
    Provision for dial-around compensation
     adjustment ..........................              --           --              --           --
    Other (income) expense ...............             6,177         --              --          6,177
                                             ----------------  -----------    -----------   ----------

       Total costs and expenses ..........           151,675       30,843            --        120,832
                                             ----------------  -----------    -----------   ----------
Operating income (loss) ..................           (13,284)      (4,814)           --         (8,470)
                                             ----------------  -----------    -----------   ----------

Other (income) and expenses:
    Interest expense, net ................            10,355          --             --         10,355
    (Gain) loss on disposal/operations of
      prepaid calling card and international
      telephone centers ..................               566          --             --            566
                                             ----------------  -----------    -----------   ----------

      Total other (income) and expenses, net          10,921          --             --         10,921
                                             ----------------  -----------    -----------   ----------

Income (loss) from continuing operations
 before income taxes .....................           (24,205)      (4,814)           --        (19,391)

Benefit from (provision for) income
 taxes ...................................             1,738        1,521            --            217
                                             ----------------  -----------    -----------   ----------

Net income (loss) from continuing operations
  before extraordinary item ..............   $       (22,467)  $   (3,293)           --     $  (19,174)
                                             ================  ============   ===========   ===========

Primary and fully diluted earnings per share
   Loss from continuing operations .......   $         (1.43)                               $    (1.22)
                                             ================                               ===========

Weighted average of common and common
 equivalent shares outstanding ...........            16,091                                    16,091
                                             ================                               ===========

                                           PEOPLES TELEPHONE COMPANY, INC.
                                    PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                                        For The Year Ended December 31, 1994
                                                     (UNAUDITED)
                                        (in thousands, except per share data)



                                                                  Inmate
                                            Peoples Telephone    Division      Pro Forma
                                              Company, Inc.    Assets Sold    Adjustments   Pro Forma
                                             ----------------  -----------    -----------   ----------
Revenues:
    Coin calls ...........................   $        79,392   $    --        $    --       $   79,392
    Non-coin calls .......................            77,994      42,428           --           35,566
    Service and other ....................             1,615        --             --            1,615
    Gain on sale of assets ...............               441         441           --             --
                                             ----------------  -----------    -----------   ----------
      Total revenues .....................           159,442      42,869           --          116,573
                                             ----------------  -----------    -----------   ----------
Costs and expenses:
    Telephone charges ....................            67,656      23,940           --           43,716
    Commissions ..........................            32,693       9,128           --           23,565
    Field service and collection .........            21,334       2,726           --           18,608
    Depreciation and amortization ........            21,674       3,337           --           18,337
    Selling, general, and administrative .            14,580       1,536           --           13,044
    Loss from impairment of inmate assets.              --          --             --             --
    Provision for dial-around compensation
     adjustment ..........................              --          --             --             --
    Other (income) expense ...............              --          --             --             --
                                             ----------------  -----------    -----------   ----------
       Total costs and expenses ..........           157,937     40,667            --          117,270
                                             ----------------  -----------    -----------   ----------

Operating income (loss) ..................             1,505      2,202            --             (697)
                                             ----------------  -----------    -----------   ----------

Other (income) and expenses:
    Interest expense, net ................             7,516       --              --            7,516
    (Gain) loss on disposal/operations of
      prepaid calling card and international
      telephone centers ..................             5,506       --              --            5,506
                                             ----------------  -----------    -----------   ----------

     Total other (income) and expenses, net           13,022       --              --           13,022
                                             ----------------  -----------    -----------   ----------

Income (loss) from continuing operations
   before income taxes ...................           (11,517)      2,202           --          (13,719)

Benefit from (provision for) income taxes.             4,405        (840)          --            5,245
                                             ----------------  -----------    -----------   ----------

Net income (loss) from continuing operations
   before extraordinary item .............    $       (7,112)  $   1,362           --       $   (8,474)
                                             ================  ===========    ===========   ===========

Primary and fully diluted earnings per share
   Loss from continuing operations .......   $         (0.45)                               $    (0.54)
                                             ================                               ===========

Weighted average of common and common
  equivalent shares outstanding ..........            15,713                                    15,713
                                             ================                               ===========

                         PEOPLES TELEPHONE COMPANY, INC.
                   FOOTNOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                 (in thousands)


(a) Does not include accounts receivable, not sold or liabilities, not assumed of approximately $1.0 million and $1.2 million, respectively.

(b) Represents assets of Peoples Telephone Company, Inc. inmate division acquired or assumed by Talton Holdings, Inc. ("Talton").

(c)  Represents the cash proceeds from the sales transaction with Talton.

(d)  Estimated costs related to the disposition of assets.

(e) The gain on the disposal of the inmate division results from the difference between proceeds from the transaction, less estimated costs related to the transaction, and the net book value of the assets sold.